                                  VAN KAMPEN
                                GLOBAL MANAGED
                                  ASSETS FUND

                              Semi-Annual Report
                                 June 30, 1998

                             [PHOTO APPEARS HERE]

                                  VAN KAMPEN
                                     FUNDS

                               TABLE OF CONTENTS

Letter to Shareholders...............................    1
Performance Results..................................    3
Glossary of Terms....................................    4
Portfolio Management Review..........................    5
Portfolio Highlights.................................    8
Portfolio of Investments.............................    9
Statement of Assets and Liabilities..................   31
Statement of Operations..............................   32
Statement of Changes in Net Assets...................   33
Financial Highlights.................................   34
Notes to Financial Statements........................   37


GMA SAR 8/98

                             LETTER TO SHAREHOLDERS

July 16, 1998

Dear Shareholder,

               [PHOTO OF DENNIS J. MCDONNELL AND DON G. POWELL]

  As you may know, Van Kampen American Capital is consolidating all of the retail mutual funds that we distribute under the single name of Van Kampen Funds. This move accompanies the change in our legal name to Van Kampen Funds Inc.

  You can be assured that the change in your fund's name will not affect its management or daily operations. You will begin seeing the application of this change with this report. In addition, as of August 31, your fund will be listed in the daily newspapers by share class under the heading "Van Kampen Funds." For your convenience, we have enclosed a separate brochure that covers additional details related to these changes.

Economic Review

  The economic crisis in Asia deepened late in the reporting period while growth continued at a robust pace in the United States and Europe. After last fall's currency crisis, signs of recovery began to appear in Asia early in 1998 as equity markets rebounded and currency values stabilized. But a steep decline in the Japanese yen beginning in February undermined investor confidence in the region and ignited fears of yet another round of currency devaluations. At the heart of the problem was a sudden worsening of economic conditions in Japan and the perceived inability of Japanese leaders to rescue the country's ailing banking system.

  Despite the drag from Asia, the U.S. economy continued to expand at a healthy rate. The nation's inflation-adjusted output of goods and services ran at 5.4 percent during the first quarter, an annualized rate considered by many economists to be virtually unsustainable without leading to inflation. As the reporting period ended, however, there were indications that the Asian financial crisis was finally having a moderating impact on domestic economic growth. Also, the Conference Board's index of leading indicators points toward a slowdown in economic growth for later this year.

  In Europe, economic growth accelerated as the region looked forward to monetary union, set to begin in January 1999. At that time, a common currency (the euro) will begin to replace the currencies of the 11 participant nations. The elimination of foreign-exchange risk and widespread financial reforms has led to a wave of mergers and acquisitions across the region.

Market Review

  The wide variation of returns from global financial markets during the reporting period reflected the vastly different circumstances in the three major economic blocks of the United States, Europe, and Asia. In Europe, where companies have relatively little exposure to Asia, stocks posted impressive gains. During the six months ended in June, the Dow Jones Europe/Africa Index climbed 24.48 percent in U.S. dollar terms. The rally was broad based, with markets in Finland, France, Germany, Greece, Ireland, Italy, Portugal, and Spain each climbing more than 30 percent.

                                       1                   Continued on page two

  European bonds also benefited from stable monetary policy and low inflation. The average European bond market gained 5.50 percent in U.S. dollar terms during the first six months of 1998.

  Stock prices in the United States continued to move higher during the period, but the Asian financial crisis had an uneven impact on corporate profits. The Wilshire 5000 Index consisting of all publicly traded U.S. companies gained
14.68 percent during the first six months of 1998. Companies with heavy exposure to domestic consumers benefited from strength in the American economy, while commodity-related issues lagged. U.S. bonds benefited from a global flight to quality and from a growing perception that domestic economic growth was slowing. The yield on the Treasury's 30-year benchmark bond declined from 5.92 percent on December 31, 1997 to 5.63 percent by the end of the period.

  In Asia, renewed currency concerns caused major declines in nearly all equity markets. Despite a solid rally in January, the Dow Jones Asia/Pacific Index (excluding Japan) fell 48.77 percent during the 12 months through June and by
18.69 percent during the first half of 1998. The worst-performing Asian market was Indonesia, where the average stock lost nearly two-thirds of its value amid a deepening recession, political turmoil, and social unrest. For the 12 months through June, the Dow Jones Indonesia Index declined by 87.66 percent in U.S. dollar terms.

Outlook
  We remain optimistic about the prospects for European equity markets, based on the region's accelerating growth rate and the introduction of a common currency next year. As interest rates decline, liquidity should increase as more European investors leave the sanctuary of money-market funds in favor of equities.

  Our outlook for Asia is guarded. As the reporting period ended, the Japanese government announced a bank bailout package that ignited a rally in Asian financial markets. While we view the latest reforms in a positive light, we are concerned that investor reaction to the news may have been overly euphoric.

  In the United States, economic growth is likely to slow in coming months as the impact of the Asian crisis becomes more evident. With equities already trading at record-high valuations, we are cautious about the ability of U.S. stocks to rally significantly from current levels. On a longer-term basis, however, the environment for domestic equities remains highly positive.

  Several factors are helping to sustain a generally bullish environment for global bonds. Extreme economic weakness in Asia is exerting downward pressure on energy, commodity, and goods prices. Also, the strong dollar is containing U.S. inflation despite a tight labor market and above-trend economic growth.

  Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you and your family through our diverse menu of quality investments.

Sincerely,


/s/ Don G. Powell
Don G. Powell
Chairman
Van Kampen Asset Management Inc.


/s/ Dennis J. McDonnell
Dennis J. McDonnell
President
Van Kampen Asset Management Inc.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1998

                     VAN KAMPEN GLOBAL MANAGED ASSETS FUND

                                                   A Shares   B Shares   C Shares
TOTAL RETURNS
Six-month total return based on NAV/1/........       12.15%     11.72%     11.69%
Six-month total return/2/.....................        6.79%      7.72%     10.69%
One-year total return/2/......................        6.98%      7.39%     10.42%
Life-of-Fund average annual total return/2/...        9.58%      9.70%     10.01%
Commencement date.............................    05/16/94   05/16/94   05/16/94

/1/ Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

/2/ Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. This performance was achieved during generally rising stock prices. Fund shares, when redeemed, may be worth more or less than their original cost.

Investment in foreign securities involves certain risks including fluctuations in foreign exchange rates and possible political and economic developments. Market forecasts provided in this report may not necessarily come to pass.

                               Glossary of Terms

Blue-chip stocks: Stocks of large, well-known companies that have a long record of growth. Examples of blue-chip stocks include General Motors, International Business Machines (IBM), Coca-Cola, and General Electric.

Bottom-up investing: A management style that emphasizes the analysis of individual stocks, rather than economic and market cycles.

Currency hedging: A technique used to offset the risks associated with the changing value of currency.

Dow Jones Industrial Average: The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

Emerging markets: The financial markets of developing economies. Many Latin
   American and Asian countries are considered emerging markets.

European Monetary Union (EMU): A group of European countries creating one currency for the entire region.

Growth investing: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices than value stocks, due to their higher expected earnings growth.

Market capitalization: The size of a company, as measured by the value of its stock. Morningstar, an independent mutual fund rating service, defines "small-cap" as less than $1 billion, "mid-cap" as between $1 billion and $5 billion, and "large-cap" as more than $5 billion.

Morgan Stanley Capital International (MSCI) EAFE Index: An international index composed of equity securities from Europe, Australasia, and the Far East.

Net asset value (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

Top-down investing: A management style in which general asset allocation decisions are based on the strength of various market sectors, industries, or countries. Individual securities are then selected from within the favored sectors.

Valuation: The estimated or determined relative worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

Value investing: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below the value that value investors believe they are actually worth.

                          PORTFOLIO MANAGEMENT REVIEW

                     VAN KAMPEN GLOBAL MANAGED ASSETS FUND

We recently spoke with the management team of the Van Kampen Global Managed Assets Fund about the key events and economic forces that shaped the markets during the past six months. The Fund is co-managed by portfolio managers Barton
M. Biggs, and Ann D. Thivierge, Morgan Stanley Asset Management, Inc. The following excerpts reflect their views on the Fund's performance during the six-month period ended June 30, 1998.

Q How would you describe the investment environment in which the Fund has operated during the past six months?
A European stocks soared on strengthening economic growth, falling interest rates, and low inflation. In May the European Monetary Union (EMU), set to begin in January 1999, officially named its 11 participant nations. The effects of the agreement to create a single European currency were to improve fiscal discipline, business growth, and consumer confidence within Europe.

     The U.S. economy enjoyed strong growth, steadily declining interest rates, and a strong dollar. For most of the period, stocks continued their seven-year bull run. However, evidence that drag from the Asian turmoil was beginning to have a negative effect on earnings began to emerge. Furthermore, the market started showing signs of excess capacity that could indicate a market correction.

     Asian stocks remained weak in the aftermath of the severe financial crisis that shook the region last year. After rebounding at the beginning of the period, most Asian markets fell back to 12-month lows as social and political turmoil underscored the deepening recession. We started to see the beginning of economic and corporate fallout through bankruptcies and consolidation in industries. The one exception in Asia is China. Chinese leadership has been very impressive, and although they have a tough challenge ahead, they continue to say and do all of the right things.

     We believe Asia cannot recover unless Japan revives its economy. Unfortunately, Japan continued its struggle to overcome a banking crisis fueled by corporate debt, excess capacity, and nonexistent public- and private-sector confidence. For the most part, Japan's government and citizens have not appeared committed to, or receptive to change. At the end of the period, the Japanese government announced proposals designed to reduce the burden of nonperforming loans on the banking system. The measure is a tiny step in the right direction, but must lead to greater change before Japan can start its recovery.

Q What strategy did you employ to manage the Fund in this investment environment?
A The Fund's portfolio mix of stocks and bonds provides us with increased flexibility during a volatile market. As a result, we took advantage of strong equity markets in Europe as well as select bond opportunities in the United States and Western Europe.

Equity Strategy

     During the period we built the Fund's cash and short-term securities positions as a defensive measure in response to the continued turmoil in Asia. As a result, we were underweight in Japanese equity holdings, at less than 4 percent compared to the Fund's benchmark, the Morgan Stanley

Capital International (MSCI) World Index, which holds 10 percent. We also had minimal exposure to Asian markets outside Japan, including Hong Kong, Singapore, and Malaysia, and virtually no exposure in Australia and New Zealand.

     Because of its broadening economy and potential for growth, we were overweight in European equities, where at the end of period we had approximately 44 percent of long-term investments exposure compared to the MSCI benchmark of 35 percent. The increase in European stocks was offset by our decrease in U.S. equity holdings, where we were underweight at approximately 37 percent of long-term investments compared to the MSCI benchmark of nearly 50 percent.


Fixed-Income Strategy
     During the first half of the year, we took advantage of fixed-income opportunities in non-EMU countries, such as Sweden and the United Kingdom, because compared to EMU participants their yield spreads provided greater return potential. We also had an overweight exposure in Ireland, whose participation in EMU had been uncertain prior to joining, that added to the value of the portfolio.

     Because of Japan's slow economic growth and increasing government debt, we were underweight in Japanese bonds and currency. Unfortunately, yields fell further than we anticipated, and we missed a chance at price appreciation. We did, however, benefit from our underweight of the yen based on the country's poor economic conditions and lack of support for the currency. For additional Fund portfolio highlights, please refer to page eight.


Q    How did the Fund perform during the reporting period?
A    We are pleased with the performance of the Fund, which achieved a total return of 12.15 percent/1/ (Class A shares at net asset value) for the six-month period ended June 30, 1998. By comparison, the Morgan Stanley Capital International (MSCI) World Index generated a total return of 15.92 percent. The J.P. Morgan Global Traded Government Index achieved a total return of 5.87 percent. The MSCI World Index is a broad-based index that is used as a benchmark to general equity funds. The J.P. Morgan Global Traded Government Index is a broad-based index of major foreign and U.S. government bonds that are weighted by the total market value of each country's securities and reflect variations in currency value. These indices are broad-based statistical composites and do not reflect any commissions or sales charges that would be paid by an investor purchasing the securities they represent. Please refer to the chart on page three for additional Fund performance results.

Q What is your outlook for the global markets and the Fund's portfolio in the month's ahead?
A    We believe that our overweight position in cash and liquid securities will allow us to take advantage of potential opportunities in the coming months. Persistent volatility in the global markets, however, forces us to remain cautious about our choices.

     Overall, we expect good news out of Europe to continue. We look for monetary union to enhance a growth and ability to restructure its markets and economies. And, we further expect to see an increasing number of crossborder mergers and acquisitions, especially in the financial sector. European businesses continue to increase their investment spending and rate of restructuring, which should lead to deeper and more liquid financial markets. Greater liquidity should also benefit European pension funds--government and private--and could lead to mutual fund growth similar to the United States during the past few years.

     Strong economic growth and exceptionally low inflation in the United States should help propel the domestic bond market, but we anticipate a slowdown in the U.S. equity market. Unlike Europe, the U.S. corporate structure is mature and we believe its stock valuations provide less growth potential. Furthermore, we feel that without a meaningful recovery in sight, Asia's negative effect on U.S. stock prices and emerging markets will continue to drive investors toward the U.S. bond market.

     We will continue to monitor the situation in Asia, especially in Japan. Until we receive good news or see signs of a real recovery, we will continue to position the Fund to take advantage of other markets and avoid the turmoil from that region.

/s/ Barton M. Biggs                     /s/ Ann D. Thivierge
    Barton M. Biggs                         Ann D. Thivierge
    Portfolio Manager                       Portfolio Manager
    Morgan Stanley Asset Management Inc.    Morgan Stanley Asset Management Inc.


                                       7     Please see footnotes on page three

                             PORTFOLIO HIGHLIGHTS
                     VAN KAMPEN GLOBAL MANAGED ASSETS FUND

Portfolio Holdings as a Percentage of Long-Term Investments

                                                                Percentage of
                                  Top Ten Holdings As of      These Investments
                                      June 30, 1998             Six Months Ago
U.S. Treasury Note.......................  7.7%   ................  10.6%
U.S. Treasury Bond.......................  4.5%   ................   4.7%
Microsoft Corp...........................  1.3%   ................   1.3%
General Electric Co......................  1.0%   ................   1.1%
Royal Dutch Petroleum Co.................  1.0%   ................   0.5%
Coca-Cola Co.............................  0.9%   ................   1.4%
Ente Nazional Indrocarburi, SpA..........  0.9%   ................   0.7%
Bristol-Myers Squibb Corp................  0.8%   ................   0.5%
British Petroleum........................  0.8%   ................   0.7%
Glaxo Wellcome...........................  0.8%   ................   0.7%

Asset Allocation as a Percentage of Total Investments
[PIE CHART APPEARS HERE]

As of June 30, 1998
[_]  Common and Preferred Stocks......................  62.0%
[_]  U.S. Government Obligations......................   8.7%
[_]  Commercial Paper.................................  12.8%
[_]  U.S. Government Agency Obligations...............  16.5%

[PIE CHART APPEARS HERE]
As of December 31, 1997
[_]  Common and Preferred Stocks......................  59.7%
[_]  U.S. Government Obligations......................  10.8%
[_]  Repurchase Agreement.............................   9.7%
[_]  U.S. Government Agency Obligations...............  19.8%

Top Ten Countries as a Percentage of Long-Term Investments

As of June 30, 1998
United States...........................................  49.1%
United Kingdom..........................................  11.7%
Germany.................................................   5.7%
Italy...................................................   5.7%
France..................................................   5.1%
Japan...................................................   4.1%
Switzerland.............................................   3.8%
Netherlands.............................................   3.6%
Spain...................................................   3.5%
Canada..................................................   2.1%

As of December 31, 1997
United States...........................................  51.3%
United Kingdom..........................................   9.6%
Japan...................................................   9.4%
France..................................................   5.5%
Germany.................................................   5.1%
Italy...................................................   3.7%
Switzerland.............................................   3.3%
Canada..................................................   2.9%
Spain...................................................   2.4%
Sweden..................................................   2.3%

                           PORTFOLIO OF INVESTMENTS
                           June 30, 1998 (Unaudited)


===========================================================================================
Description                                                      Shares        Market Value
-------------------------------------------------------------------------------------------
Common and Preferred Stocks and Equivalents 61.9%
Australia 0.0%
Broken Hill Proprietary Co., Ltd...............................      52            $    441
Coles Myer, Ltd................................................      36                 141
GIO Australia Holding..........................................      44                 113
M.I.M. Holdings, Ltd...........................................      16                   8
                                                                                 ----------
                                                                                        703
                                                                                 ----------
Austria 0.8%
Austrian Airlines..............................................     100               3,295
Bank Austria, AG...............................................     332              27,028
Bank Austria, AG - Preferred Shares............................     232              18,853
Bau Holding, AG................................................     100               5,675
Boehler-Uddeholm, AG - ADR.....................................     100               6,613
EA-Generali, AG................................................     100              29,398
Flughafen Wien, AG.............................................     100               4,800
Lenzing, AG (a)................................................     100               7,645
Mayr-Melnhof Karton, AG........................................     100               6,542
Oest Brau-Beteiligungs, AG.....................................     100               5,911
Oest Elektrizitats, Class A....................................     200              23,961
OMV, AG........................................................     100              13,407
RHI, AG........................................................     100               4,847
Steyr-Daimler-Puch, AG.........................................     100               2,743
VA Technologie, AG.............................................     100              12,453
Wienerberger Baustoffindustrie, AG.............................     100              24,213
                                                                                 ----------
                                                                                    197,384
                                                                                 ----------
Canada 1.5%
Abitibi Consolidated, Inc......................................     200               2,576
Alcan Aluminum, Ltd............................................     300               8,257
Avenor, Inc....................................................     100               2,338
Bank of Montreal...............................................     300              16,513
Bank of Nova Scotia............................................     600              14,841
Barrick Gold Corp..............................................     500               9,514
BCE, Inc.......................................................     600              25,421
Bombardier, Inc., Class B......................................     400              10,873
Cameco Corp....................................................     100               2,786



                                       9       See Notes to Financial Statements

                           June 30, 1998 (Unaudited)

====================================================================================
Description                                                Shares       Market Value
------------------------------------------------------------------------------------
Canada (Continued)
Canadian Imperial Bank.................................       500            $16,071
Canadian Natural Resources (a).........................       200              3,425
Canadian Occidental Petroleum..........................       200              4,268
Canadian Pacific.......................................       400             11,253
Cominco................................................       100              1,481
Corel Corp. (a)........................................       100                207
Dofasco, Inc...........................................       100              1,628
Echo Bay Mines (a).....................................       200                428
Gulf Canada Resource (a)...............................       400              1,957
Imasco.................................................       600             11,070
Imperial Oil...........................................       600             10,479
Inco, Ltd..............................................       200              2,725
IPL Energy, Inc........................................       100              4,502
Loewen Group, Inc......................................       100              2,684
MacMillan Bloedel......................................       200              2,134
Magna International, Inc., Class A.....................       100              6,843
Moore Corp.............................................       100              1,325
Newbridge Networks Corp. (a)...........................       200              4,777
Noranda, Inc...........................................       400              6,904
Northern Telecom.......................................       600             34,005
Nova Corp..............................................       700              8,015
Petro..................................................       500              8,019
Placer Dome, Inc.......................................       400              4,648
Potash Corporation of Saskatchewan, Inc................       100              7,529
Power Corporation of Canada............................       100              4,689
Renaissance Energy (a).................................       100              1,498
Rogers Communications, Inc., Class B (a)...............       200              1,780
Royal Bank of Canada...................................       400             24,056
Seagram Co., Ltd.......................................       400             16,296
Talisman Energy, Inc. (a)..............................       200              5,722
Teck Corp., Class B....................................       100              1,091
TELUS Corp.............................................       200              5,171
Thomson Corp...........................................       700             20,312
TransCanada PipeLines..................................       400              8,861


                                       10      See Notes to Financial Statements

                           June 30, 1998 (Unaudited)


===================================================================================
Description                                             Shares         Market Value
-----------------------------------------------------------------------------------
Canada (Continued)
Westcoast Energy, Inc................................      200             $  4,451
Weston George........................................      300               10,601
                                                                           --------
                                                                            354,024
                                                                           --------
Denmark 0.1%
BG Bank..............................................      100                6,200
Denmark Danske Bank..................................      100               12,010
Uni-Denmark..........................................      100                8,996
                                                                           --------
                                                                             27,206
                                                                           --------
France 3.7%
Accor, SA............................................      121               33,864
Air Liquide..........................................      123               20,345
Alcatel Alsthom, SA..................................      207               42,148
AXA-UAP..............................................      417               46,903
Banque Nationale de Paris............................      367               29,988
Banque Paribas.......................................      147               15,732
Canal Plus...........................................       45                8,411
Cap Gemini...........................................       85               13,357
Carrefour, SA........................................       51               32,267
Casino-Guichard-Perrachon, SA........................      150               11,979
Compagnie de Saint Gobain............................      136               25,217
Credit Communications................................       22                1,852
Dexia France.........................................       11                1,481
Elf Aquitaine, SA....................................      316               44,428
France Telecom, SA...................................      940               64,836
Groupe Danone........................................      125               34,467
Havas, SA............................................      101                8,570
Klepierre............................................       71               13,799
L'Oreal..............................................       93               51,732
Lafarge, SA..........................................      170               17,574
Legrand, SA..........................................       40               10,586
LVMH (Moet Hennessy Louis Vuitton)...................      131               26,219
Michelin (CGDE), Class B.............................      237               13,681
Peugeot, SA..........................................       83               17,847
Pinault-Printemps-Redoute, SA........................       29               24,272


                                       11      See Notes to Financial Statements

                           June 30, 1998 (Unaudited)

================================================================================
Description                                                 Shares  Market Value
--------------------------------------------------------------------------------
France (Continued)
Pernod Ricard.............................................      94      $  6,515
Promodes..................................................      34        18,840
Rhone-Poulenc, SA.........................................     466        26,284
Sagem, SA.................................................       7         5,447
Sanofi, SA................................................     145        17,053
Schneider, SA.............................................     194        15,470
Silic.....................................................      60        10,917
Simco.....................................................     168        13,783
Societe Generale..........................................     156        32,434
Sodexho Alliance..........................................      44         8,319
Sophia....................................................     240        11,095
Suez Lyonnaise des Eaux...................................     196        32,257
Thomson CSF...............................................     211         8,027
Total, SA, Class B........................................     316        41,083
Unibail, SA...............................................     106        13,711
Vivendi (a)...............................................     141        30,109
Vivendi - Warrants (a)....................................     200           394
                                                                        --------
                                                                         903,293
                                                                        --------
Germany 4.0%
Adidas Salomon, AG........................................      67        11,684
AGIV, AG (a)..............................................     117         3,244
Allianz, AG (Vinkulierte Regd)............................     300       100,056
Allianz, AG (a)...........................................       8         2,646
AMB AACH & Mun Bet (Vinkulierte Regd).....................      33         3,861
AXA Colonia Konz (Vinkulierte Regd).......................      33         4,099
Bankgesell Berlin.........................................      50         1,031
BASF, AG..................................................     717        34,092
Bayer Hypotheken Bank, AG.................................     383        24,295
Bayer Vereinsbank, AG.....................................     316        26,809
Bayer, AG.................................................     900        46,610
Bilfinger & Berger........................................      67         2,298
Commerzbank, AG...........................................     100         3,809
Continental, AG...........................................      67         2,106
Daimler-Benz, AG..........................................     850        83,659

                                      12       See Notes to Financial Statements

                     PORTFOLIO OF INVESTMENTS (CONTINUED)
                           June 30, 1998 (Unaudited)

      ==============================================================
      Description                              Shares   Market Value
      --------------------------------------------------------------
      Germany (Continued)
      Daimler-Benz, AG--Rights.................   850       $    943
      Degussa, AG..............................    67          4,291
      Deutsche Bank, AG........................   750         63,462
      Deutsche Telekom, AG..................... 2,550         69,849
      Deutz, AG (a)............................    33            391
      Dresdner Bank, AG........................   733         39,628
      Fag Kugelfischer.........................    67          1,005
      Heidelberg Zement........................    33          3,129
      Hochtief, AG.............................   133          6,387
      Lufthansa, AG (Vinkulierte Regd).........   283          7,132
      Man, AG..................................    50         19,518
      Mannesmann, AG...........................   500         51,429
      Merck KGaA...............................   200          8,972
      Metro, AG................................   317         19,159
      Metro, AG ASP............................   317             12
      Munchener Ruckvers (Vinkulierte Regd)....   133         66,078
      Preussag, AG.............................    17          6,089
      RWE, AG..................................   597         35,354
      SAP, AG..................................    67         40,680
      SAP, AG--Preferred Shares................    50         33,963
      Schering, AG.............................   117         13,786
      Siemens, AG..............................   717         43,793
      Thyssen, AG..............................    50         12,726
      Veba, AG.................................   583         39,229
      Viag, AG.................................    17         11,708
      Volkswagen, AG...........................    20         19,330
                                                             -------
                                                             968,342
                                                             -------
      Hong Kong 0.0%
      Bank of East Asia........................   244            265
      Cathay Pacific Air.......................   100             70
      Hang Lung Development Co.................   800            795
      Hong Kong & China Gas Co.................   200            227
      Hong Kong & Shanghai Hotel...............   300            150
      Hutchison Whampoa........................   100            528


                                               See Notes to Financial Statements


                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                           June 30, 1998 (Unaudited)
================================================================================
Description                                               Shares    Market Value
--------------------------------------------------------------------------------
Hong Kong (Continued)
Hysan Development.....................................       300        $      2
Johnson Electic Holdings..............................       200             741
New World Development Co..............................       500             968
Sino Land Co..........................................       100              35
Sun Hung Kai Properties...............................        72             306
Swire Pacific.........................................       100             378
                                                                        --------
                                                                           4,465
                                                                        --------
Italy 4.0%
Assicurazioni Generali................................     3,190         103,773
Banca Commerciale Italiana............................    15,000          89,743
Banca Intesa, SpA.....................................     3,000          16,792
BCO Di Roma (a).......................................     2,500           5,206
Ciga Hotels (a).......................................    12,250          14,237
Credito Italiano......................................     5,000          26,185
Edison, SpA...........................................     2,000          16,057
Ente Nazionale Idrocarburi, SpA.......................    23,000         150,809
Fiat, SpA.............................................    10,200          44,664
Fiat, Di Risp, SpA....................................     2,300           5,696
Fiat, Priv, SpA.......................................     2,400           5,977
Immobil Metanpoli.....................................     2,350           2,599
Instituto Mobiliare Italiano..........................     1,750          27,578
Instituto Nazionale delle Assicurazioni (INA).........    15,850          45,050
IST BC................................................     3,000          43,309
Italcementi, SpA......................................     1,000           8,994
Italgas, SpA..........................................     2,000           8,150
Mediaset, SpA.........................................     3,500          22,348
Mediobanca, SpA.......................................     1,200          15,230
Mediobanca, SpA - Warrants............................       200             957
Montedison, SpA.......................................    10,000          12,410
Olivetti, SpA (a).....................................     8,000          11,909
Parmalat Finanziara, SpA..............................     5,000          10,201
Pirelli, SpA..........................................     5,000          15,618
RAS...................................................       750           9,772
Rinascente, SpA.......................................     1,000           9,962

                                       14      See Notes to Financial Statements


                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                           June 30, 1998 (Unaudited)
================================================================================
Description                                              Shares     Market Value
--------------------------------------------------------------------------------
Italy (Continued)
Sirti, SpA...........................................     1,000         $  5,443
Telecom Italia Mob, SpA..............................    20,000          122,356
Telecom Italia Mob, Di Risp, SpA.....................     2,500            8,442
Telecom Italia, SpA..................................    12,500           92,057
Telecom Italia, Di Risp, SpA.........................     2,906           14,074
                                                                        --------
                                                                         965,598
                                                                        --------
Japan 2.9%
Ajinomoto Co., Inc...................................     1,000            8,787
Asahi Bank, Ltd......................................       900            3,970
Asahi Chemical Industry Co...........................     1,800            6,509
Asahi Glass Co.......................................     1,800            9,764
Bank of Tokyo........................................     2,200           23,373
Bridgestone Corp.....................................     1,000           23,722
Dai Nippon Printing..................................     1,800           28,835
Daiei, Inc...........................................     1,000            2,350
Daiwa House Industries...............................     1,000            8,859
Daiwa Securities.....................................     1,400            6,045
Fanuc................................................       200            6,943
Fuji Bank............................................       600            2,686
Fujitsu..............................................     2,000           21,118
Hitachi..............................................     1,800           11,781
Honda Motor Co.......................................     2,000           71,453
Japan Air Lines Co. (a)..............................     1,000            2,792
Japan Energy Co......................................     1,000            1,063
Kajima Corp..........................................     1,000            2,748
Kansai Electric Power................................       400            6,972
Kao Corp.............................................     1,000           15,477
Kawasaki Steel Corp..................................     1,000            1,808
Kirin Brewery Co.....................................     1,800           17,054
Kubota Corp..........................................       800            1,851
Kumagai Gumi Co. (a).................................     1,000              723
Kyocera Corp.........................................       200            9,807
Long-Term Credit Bank of Japan.......................     1,000              586
Marubeni Corp........................................     3,800            7,613

                                       15      See Notes to Financial Statements


                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                           June 30, 1998 (Unaudited)
================================================================================
Description                                              Shares     Market Value
--------------------------------------------------------------------------------
Japan (Continued)
Matsushita Electric Industries........................    2,000          $32,256
Mitsubishi Chemical...................................      800            1,452
Mitsubishi Corp.......................................    1,000            6,220
Mitsubishi Electric Corp..............................    1,800            4,153
Mitsubishi Estate.....................................    1,800           15,882
Mitsubishi Heavy Industries...........................    2,000            7,579
Mitsubishi Trust & Banking Corp.......................    1,000            8,527
Miysui Fudosan Co.....................................    1,000            7,927
Mitsui Trust & Banking Co.............................      800            1,892
Mitsukoshi............................................    1,000            2,886
NEC Corp..............................................    1,000            9,351
Nippon Express Co.....................................    1,800            9,685
Nippon Oil Co.........................................    1,000            3,240
Nippon Steel Corp.....................................    1,800            3,176
Nippon Telegraph & Telephone Corp.....................        5           41,585
Nissan Fire & Marine Insurance........................      700            2,415
Nissan Motor Co.......................................    1,800            5,689
NKK Corp..............................................    2,000            1,924
Nomura Securities.....................................    1,400           16,352
Odakyu Electric Railway...............................    2,000            6,147
Osaka Gas Co..........................................    2,000            5,149
Sakura Bank...........................................    1,800            4,686
Sanwa Bank............................................    1,000            8,975
Sanyo Electric Co.....................................    1,000            3,038
Sega Enterprises......................................      100            1,732
Sekisui Chemical Co...................................    1,000            5,135
Sekisui House.........................................      800            6,220
Sharp Corp............................................    1,000            8,129
Shimizu Corp..........................................      800            2,314
Softbank Corp.........................................      210            8,201
Sony Corp.............................................      200           17,285
Sumitomo Chemical.....................................    1,000            3,095
Sumitomo Corp.........................................    1,000            4,824
Sumitomo Metal Industries.............................    1,000            4,072

                                       16      See Notes to Financial Statements


                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                           June 30, 1998 (Unaudited)
================================================================================
Description                                              Shares     Market Value
--------------------------------------------------------------------------------
Japan (Continued)
Taisei Corp............................................   1,800         $  3,905
Takeda Chemical Industries.............................   1,000           26,687
Tobu Railway Co........................................     800            2,123
Tokio Marine & Fire Insurance Co.......................   1,800           18,564
Tokyo Electric Power...................................     600           11,803
Tokyo Gas Co...........................................   1,800            4,023
Tokyu Corp.............................................   1,000            3,045
Toray Industries, Inc..................................   1,000            5,207
Tostem Corp............................................     500            6,502
Toyota Motor Corp......................................   1,800           46,734
Yasuda Trust & Banking.................................     700              658
                                                                        --------
                                                                         705,133
                                                                        --------
Netherlands 2.6%
ABN AMRO Holdings, NV..................................   2,435           57,019
Ahold Koninklijke, NV..................................     609           19,564
Akzo Nobel, NV.........................................     100           22,246
Elsevier, NV...........................................     800           12,082
ING Groep, NV..........................................   1,645          107,788
KLM Royal Dutch Air Lines, NV..........................     201            8,168
Kon KPN, NV (a)........................................     716           27,580
Koninklijke KNP BT, NV.................................     200            5,165
Philips Electronics, NV................................     600           50,474
Rodamco................................................     665           18,255
Royal Dutch Petroleum Co...............................   3,000          166,472
TNT Post Groep, NV (a).................................     716           18,316
Unilever, NV...........................................     800           63,520
Uni-Invest, NV.........................................     960           13,932
Wolters Kluwer, NV.....................................     201           27,608
                                                                        --------
                                                                         618,189
                                                                        --------
Norway 0.2%
Choice Hotels (a)......................................   3,600           10,803
Christiania Bank.......................................   1,900            7,957
Den Norske Bank........................................   2,200           11,539
Linstow ASA (a)........................................   2,003           14,373

                                       17      See Notes to Financial Statements


                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                           June 30, 1998 (Unaudited)
================================================================================
Description                                              Shares     Market Value
--------------------------------------------------------------------------------
Norway (Continued)
NCL Holdings ASA (a)..................................       55          $   272
                                                                         -------
                                                                          44,944
                                                                         -------
Portugal 1.2%
Banco Comercial Portugues.............................    1,397           39,692
Banco Espirito Santo e Comercial......................      700           21,034
Banco Espirito Santo e Comercial......................      700            4,361
Banco Totta & Acores..................................      400           12,132
Bpi Soc Gestora.......................................      600           19,375
Cimpor-Cimentos de Portugal...........................      500           17,579
Corticeira Amorim, SA.................................      100            1,918
Elec De Portugal......................................    2,300           53,501
Jeronimo Martins, SPGS, SA............................      800           38,457
Portucel Industrial-Empresa Produtora de Celulose.....      600            4,775
Portugal Telecom, SA..................................    1,200           63,640
Soares Da Costa, SA (a)...............................      100              829
Sonae Investimentos...................................      300           16,396
UNICER-Uniao Cervejeira, SA...........................      300            6,629
                                                                         -------
                                                                         300,318
                                                                         -------
Spain 2.5%
Argentaria, SA........................................    1,200           26,919
Autopistas Cesa.......................................      630            9,757
Autopistas Cesa.......................................      630              477
BCO Bilbao Vizcaya....................................    2,000          102,640
BCO Central Hispan....................................      900           28,288
BCO ESP De Credito (a)................................      200            2,400
BCO Santander (a).....................................    2,200           56,309
Corporacion Financiera Alba, SA.......................      100           10,987
Corporacion Mapfre....................................      200            7,017
Empresa Nacional de Celulosas, SA.....................      100            1,761
Endesa, SA............................................    2,800           61,259
Fomento Construcciones y Contratas, SA................      400           20,633
Gas Natural SDG, SA...................................      400           28,901
Iberdrola, SA.........................................    2,300           37,346
Inmobiliaria Metropolitana Vasco Central, SA..........      210            6,176

                                       18      See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
=============================================================================


Description                                             Shares  Market Value
----------------------------------------------------------------------------
Spain (Continued)
Repsol, SA............................................     800  $     44,082
Tabacalera, SA, Class A...............................     500        10,238
Telefonica De Espana..................................   2,509       116,000
Union Electrica Fenosa, SA............................     800        10,303
Vallehermoso, SA......................................     360        13,240
Viscofan Industria Navarra
  De Envolturas Celulosicas, SA.......................     100         4,656
                                                                ------------
                                                                     599,389
                                                                ------------

Sweden 1.5%
ABB, AB, Class A......................................        400      5,567
ABB, AB...............................................        900     12,751
AGA, AB, Class B......................................        200      3,134
Asticus, AB (a).......................................      1,335     14,729
Astra, AB, Class A....................................        300      5,980
Astra, AB.............................................      1,733     35,415
Atlas Copco, AB, Class A..............................        200      5,454
Castellum, AB.........................................        300      3,536
Diligentia............................................      1,620     14,015
Electrolux, AB, Class B (a)...........................        500      8,588
Ericsson Telefonaktiebolaget LM,
  Class B (a).........................................      2,400     70,108
Foreningssparbk.......................................        700     21,063
Hennes & Mauritz, AB, Class B.........................        300     19,145
Netcom Systems, AB....................................        100      3,830
Nordbanken Holding....................................      1,100      8,068
Piren, AB (a).........................................        500      3,949
Sandvik, AB...........................................        200      5,529
Sandvik, AB...........................................        100      2,746
Securitas, AB, Class B................................        200      9,792
Skandia Forsaekrings, AB..............................        500      7,146
Skandinaviska Enskilda Banken, Class A................      1,300     22,248
Skanska, AB, Class B..................................        200      8,977
SKF, AB, Class B......................................        100      1,818
Stora Kopparbergs Bergslags Aktiebolag,
  Class A.............................................        500      7,867
Svenska Cellulosa, AB, Class B........................        300      7,767
Svenska Handelsbkn, Class A...........................        500     23,195


                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
==============================================================================

Description                                               Shares  Market Value
Sweden (Continued)
Tornet Fatighet.........................................    250   $      4,012
Volvo, AB, Class B......................................    500         14,888
                                                                  ------------
                                                                       351,317
                                                                  ------------

Switzerland 2.7%
ABB AG..................................................     10         14,792
Alusuisse - Lonza Holding (a)...........................     10         12,706
Credit Suisse Group.....................................    200         44,575
Holderbank Financiere Glarus AG.........................     10         12,745
Nestle, AG............................................       50        107,177
Novartis................................................     80        133,341
Roche Holdings Bearer, AG...............................      2         29,684
Roche Holdings Genusscheine, AG.........................      8         78,690
SCHW Ruckversicher......................................     20         50,664
SGS Holdings............................................      5          8,489
Sulzer, AG..............................................     10          7,904
Swatch Group............................................     10          7,740
UBS, AG (a).............................................    258         95,976
Zurich Versicherungs-Gesellschaft.......................     60         38,354
                                                                  ------------
                                                                       642,837
                                                                  ------------

United Kingdom 8.3%
Abbey National..........................................  1,800         32,008
Allied Irish Banks......................................  1,400         20,337
Arjo Wiggins Apple......................................  1,625          5,508
Bank of Scotland........................................    100          1,120
B.A.T Industries........................................  4,750         47,586
Barclays................................................  2,475         71,410
Bass....................................................  1,852         34,726
BG......................................................  5,936         34,343
Blue Circle Industries..................................  4,598         25,986
BOC Group...............................................  1,500         20,450
Boots Co................................................  1,800         29,844
British Aerospace.......................................  2,300         17,627
British Airways.........................................  1,625         17,596
British Lan Co..........................................  1,750         17,985

                                               See Notes to Financial Statements

                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                           June 30, 1998 (Unaudited)
================================================================================
Description                                              Shares     Market Value
--------------------------------------------------------------------------------
United Kingdom (Continued)

British Petroleum.....................................    9,160         $133,673
British Sky Broadcast.................................    3,875           27,854
British Telecommunications............................    8,650          106,876
BTR...................................................    7,048           20,007
Cable & Wireless......................................    3,825           46,494
Capital Shop Centers..................................    2,110           14,216
Centrica (a)..........................................    6,675           11,285
CGU...................................................    1,325           24,734
Diageo................................................    5,411           64,147
EMI Group.............................................    1,360           11,899
General Electric......................................    4,275           36,868
Glaxo Wellcome........................................    4,450          133,669
Granada Group.........................................      825           15,180
Grantchester Holdings.................................    4,489           12,817
Great Universal Stores................................    1,450           19,126
Hanson................................................    1,150            6,994
HSBC Holdings-ADR.....................................    2,625           63,641
HSBC Holdings.........................................      100            2,540
Imperial Chemical Industries..........................    1,525           24,495
Kingfisher............................................    1,225           19,738
Ladbroke Group........................................    1,625            8,927
Land Securities.......................................    2,510           38,829
Lloyds TSB Group......................................    7,725          108,151
Marks & Spencer.......................................    3,900           35,522
MEPC..................................................    1,500           13,199
National Power........................................    2,100           19,776
National Westminster..................................      200            3,577
P & O Finance.........................................    1,377           19,842
Prudential Corp.......................................    3,625           47,787
Reed International....................................    3,025           27,376
Reuters Holdings......................................    2,231           25,517
Rio Tinto.............................................    2,100           23,668
RMC Group.............................................    1,050           18,216
Royal Bank Scot Group.................................    1,350           23,443

                                       21      See Notes to Financial Statements


                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                           June 30, 1998 (Unaudited)
================================================================================
Description                                              Shares     Market Value
--------------------------------------------------------------------------------
United Kingdom (Continued)

Royal Sun Alliance....................................... 2,100       $   21,722
Safeway.................................................. 1,325            8,683
Sainsbury J Finance...................................... 2,375           21,176
Scottish Power........................................... 2,100           18,408
Smithkline Beecham....................................... 6,725           82,138
Standard Chartered.......................................   100            1,148
Tesco.................................................... 3,225           31,501
Thames Water............................................. 1,500           27,325
Thorn....................................................   857            3,577
Unilever................................................. 4,100           43,676
Vodafone Group........................................... 4,850           61,586
Wates C of L Props (a)...................................11,250           18,221
Zeneca Group............................................. 1,500           64,417
                                                                      ----------
                                                                       1,990,187
                                                                      ----------
United States 25.9%

AMR Corp. (a)............................................   400           33,300
Abbott Laboratories, Inc.................................   300           12,263
Aeroquip-Vickers, Inc....................................   200           11,675
Ahmanson H. F. and Co....................................   100            7,100
Air Products & Chemicals, Inc............................   200            8,000
Airtouch Communications, Inc. (a)........................   500           29,219
Albertsons, Inc..........................................   100            5,181
Allegheny Teldyne, Inc...................................   200            4,575
AlliedSignal, Inc........................................   500           22,188
Allstate Corp............................................   500           45,781
Alltel Corp..............................................   200            9,300
Aluminum Company of America..............................   300           19,781
Alza Corp................................................   100            4,325
American Express Co......................................   300           34,200
American Home Products Corp..............................   800           41,400
American International Group, Inc. (b)...................   500           73,000
Ameritech Corp...........................................   600           26,925
Amgen, Inc. (a)..........................................   200           13,075
Amoco Corp...............................................   600           24,975

                                       22      See Notes to Financial Statements


                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                           June 30, 1998 (Unaudited)
================================================================================
Description                                              Shares     Market Value
--------------------------------------------------------------------------------
United States (Continued)

Andarko Pete Corp......................................     200         $ 13,438
Andrew Corp. (a).......................................     200            3,613
Armco, Inc. (a)........................................   4,200           26,775
Armstrong World Industries, Inc........................     200           13,475
Associates First Capital Corp..........................     299           23,011
Automatic Data Processing, Inc.........................     100            7,288
Avon Products, Inc.....................................     100            7,750
AT&T Corp. (b).........................................   1,600           91,400
Banc One Corp..........................................     500           27,906
Bank of New York Co., Inc..............................     400           24,275
Bank America Corp......................................     500           43,219
BankBoston Corp........................................     400           22,250
Barrick Gold Corp......................................     600           11,513
Bausch & Lomb, Inc.....................................     100            5,013
Baxter International, Inc..............................     200           10,763
Becton, Dickinson & Co.................................     300           23,288
Bell Atlantic Corp.....................................     400           18,250
BellSouth Corp.........................................     700           46,987
Bestfoods..............................................      10            5,806
Bethlehem Steel Corp. (a)..............................   1,800           22,388
Black & Decker Corp....................................     100            6,100
Boeing Co..............................................     500           22,281
Boston Scientific Corp. (a)............................     100            7,163
Briggs & Stratton Corp.................................     100            3,744
Bristol-Myers Squibb Corp..............................   1,200          137,925
Brunswick Corp.........................................     100            2,475
Burlington Northern Santa Fe Corp......................     400           39,275
Burlington Resources, Inc..............................     100            4,306
CBS Corp...............................................     200            6,350
CIGNA Corp.............................................     200           13,800
CVS Corp...............................................     200            7,788
Campbell Soup Co.......................................     100            5,313
Cardinal Health, Inc...................................     100            9,375
Case Corp..............................................     300           14,475

                                       23      See Notes to Financial Statements


                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                           June 30, 1998 (Unaudited)
================================================================================
Description                                             Shares      Market Value
--------------------------------------------------------------------------------
United States (Continued)
Caterpillar, Inc.....................................      500          $ 26,438
Cedant Corp. (a).....................................      100             2,088
Chase Manhattan Corp. (b)............................    1,000            75,500
Chevron Corp. (b)....................................      500            41,531
Chrysler Corp........................................      500            28,188
Chubb Corp...........................................      200            16,075
Cincinnati Milacron, Inc.............................      200             4,863
Cinergy Corp.........................................      400            14,000
Circuit City Stores, Inc.............................      100             4,688
Cisco Systems, Inc. (a)..............................      700            64,443
Citicorp (b).........................................      300            44,775
Clear Channel Communications (a).....................      100            10,913
Clorox Co............................................      100             9,538
Coastal Corp.........................................      100             6,981
Coca-Cola Co. (b)....................................    1,800           153,900
Colgate-Palmolive Co.................................    1,000             8,800
Columbia Energy Group................................      300            16,688
Columbia/HCA Healthcare Corp.........................      200             5,825
Comerica, Inc........................................      200            13,250
Compaq Computer Corp.................................      900            25,538
Computer Associates International, Inc...............      500            27,781
Computer Sciences Corp...............................      200            12,800
Conseco, Inc.........................................      100             4,675
Corning, Inc.........................................      100             3,475
Costco Companies, Inc. (a)...........................      200            12,613
Countrywide Credit Industries, Inc...................      100             5,075
Dana Corp............................................      100             5,350
Darden Restaurants, Inc..............................      400             6,350
Dayton Hudson Corp...................................      200             9,700
Deere & Co...........................................      700            37,013
Dell Computer Corp. (a)..............................      600            55,688
Delta Air Lines, Inc.................................      100            12,925
De Luxe Corp.........................................      300            10,744
Dillards, Inc........................................      100             4,144

                                       24      See Notes to Financial Statements


                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                           June 30, 1998 (Unaudited)
================================================================================
Description                                             Shares      Market Value
--------------------------------------------------------------------------------
United States (Continued)
Dominion Resources, Inc..............................      500          $ 20,375
Dow Jones & Co., Inc.................................      300            16,725
Dresser Industries, Inc. (b).........................      700            30,844
Duke Energy Corp.....................................      200            11,850
Eastern Enterprises..................................      200             8,575
Eastman Chemical Co..................................      100             6,225
Edison International.................................      700            20,694
E. I. Du Pont de Nemours & Co. (b)...................      700            52,238
EMC Corp. (a)........................................      500            22,406
Emerson Electric Co..................................      600            36,225
Engelhard Corp.......................................      100             2,025
Enron Corp...........................................      100             5,406
Entergy Corp.........................................      100             2,875
Exxon Corp...........................................      900            64,181
FPL Group, Inc.......................................      700            44,100
Federal Home Loan Mortgage Corp......................      800            37,650
Federal National Mortgage Association................      900            54,675
Federated Department Stores, Inc. (a)................      100             5,381
First Chicago NBD Corp...............................      100             8,863
First Energy Corp....................................      200             6,150
First UN Corp. (b)...................................    1,200            69,900
Fleet Financial Group, Inc...........................      300            25,050
Fleetwood Enterprises, Inc...........................      100             4,000
Fluor Corp...........................................      500            25,500
Ford Motor Co........................................    1,000            59,000
Fort James Corp......................................      200             8,900
Foster Wheeler Corp..................................      100             2,144
Freeport-McMoran Copper and Gold, Inc................      600             9,113
GPU, Inc.............................................      200             7,563
GTE Corp. (b)........................................    1,100            61,188
Gannett, Inc.........................................      700            49,744
Gap, Inc.............................................      300            18,488
Gateway 2000, Inc. (a)...............................      100             5,063
General Electric Co. (b).............................    1,900           172,900

                                       25      See Notes to Financial Statements


                      PORTFOLIO OF INVESTMENTS (CONTINUED)

                           June 30, 1998 (Unaudited)
================================================================================
Description                                             Shares      Market Value
--------------------------------------------------------------------------------
United States (Continued)
General Motors Corp...................................     200          $ 13,363
General Reinsurance Corp..............................     100            25,350
Georgia-Pacific Corp..................................     100             5,894
Gillette Co...........................................   1,000            56,688
Golden West Financial Corp............................     100            10,631
B.F. Goodrich Co......................................     600            29,775
Goodyear Tire & Rubber Co.............................     100             6,444
Great Lakes Chemical Corp.............................     100             3,944
Guidant Corp..........................................     200            14,263
HBO & Co..............................................     200             7,050
Halliburton Co........................................     300            13,369
Harris Corp...........................................     200             8,938
Hartford Financial Services Group, Inc................     300            34,313
Helmerich and Payne, Inc..............................     500            11,125
Hercules, Inc.........................................     300            12,338
Hershey Foods Corp....................................     300            20,700
Hewlett-Packard Co....................................     500            29,938
Home Depot, Inc.......................................     700            58,144
Hong Kong Land Holding................................   1,264             1,580
Houston Industries, Inc...............................     300             9,263
IKON Office Solutions, Inc............................     100             1,456
Intel Corp. (b).......................................   1,200            88,950
International Business Machines.......................     700            80,369
Interpublic Group.....................................     100             6,069
J.C. Penney, Inc......................................     100             7,231
Johnson & Johnson, Inc................................     900            66,375
Jostens, Inc..........................................     300             7,163
Kmart Corp. (a).......................................     300             5,775
Keycorp...............................................     500            17,813
Kimberly-Clark Corp...................................     200             9,175
King World Productions, Inc. (a)......................     300             7,650
Knight Rider, Inc.....................................     200            11,013
LSI Logic Corp. (a)...................................     100             2,306
Latin American Discovery Fund (c).....................  12,800           121,600

                                       26      See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Description                                               Shares  Market Value
------------------------------------------------------------------------------
United States (Continued)
Lehman Brothers Holdings, Inc.........................       300      $ 23,269
Eli Lilly & Co........................................       900        59,456
Lockheed Martin Corp..................................       200        21,175
Lowes Cos., Inc.......................................       400        16,225
Lucent Technologies, Inc. (b).........................     1,000        83,188
MBNA Corp.............................................       100         3,300
MCI Communications Corp...............................       200        11,625
Mallinckrodt, Inc.....................................       200         5,938
Marsh & McLennan Co., Inc.............................       150         9,066
May Department Stores Co..............................       100         6,550
Maytag Corp...........................................       400        19,750
McDermott International, Inc..........................       400        13,775
McDonalds Corp........................................       900        62,100
Media One Group, Inc..................................       100         4,395
Medtronic, Inc........................................       400        25,500
Mellon Bank Corp......................................       100         6,962
Merck and Co., Inc. (b)...............................       600        80,250
Merrill Lynch & Co., Inc..............................       200        18,450
Microsoft Corp. (a) (b)...............................     2,000       216,750
Minnesota Mining & Manufacturing Co...................       300        24,656
Mobil Corp............................................       500        38,313
Monsanto Co...........................................       100         5,588
Morgan Stanley Asia Pacific Fund (c)..................     6,200        39,913
Motorola, Inc.........................................       200        10,513
National City Corp....................................       200        14,200
NationsBank Corp. (b).................................       800        61,200
Navistar International Corp., Inc. (a)................       800        23,100
New York Times Co.....................................       200        15,850
Newmont Mining Corp...................................       300         7,088
Nicor, Inc............................................       100         4,013
Northern Telecom, Ltd.................................       300        17,025
Northrop Grumman Corp.................................       100        10,313
Norwest Corp..........................................       400        14,950
Novell, Inc. (a)......................................       100         1,275


                                             See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
================================================================================


Description                                               Shares    Market Value
--------------------------------------------------------------------------------
United States (Continued)
Nucor Corp.............................................      100        $  4,600
Oracle Systems Corp. (a)...............................    1,000          24,563
Owens-Illinois, Inc. (a)...............................      100           4,475
P P & L Resources, Inc.................................      500          11,344
Paccar, Inc............................................      200          10,450
Peco Energy Co.........................................      300           8,756
PepsiCo, Inc...........................................    1,300          53,544
Pfizer, Inc. (b).......................................    1,100         119,554
Philip Morris Cos., Inc. (b)...........................    2,700         106,311
Procter & Gamble Co. (b)...............................    1,300         118,380
Progressive Corp.......................................      100          14,100
Providian Financial Corp...............................      300          23,569
Pulte Corp.............................................      600          17,925
R.H. Donnelley Corp....................................      300          10,838
Ralston Purina Co......................................      300          35,044
Raychem Corp...........................................      200           5,913
Reebok International Ltd. (a)..........................      100           2,769
Republic New York Corp.................................      100           6,294
Rohm & Haas Co.........................................      100          10,394
Rowan Companies, Inc. (a)..............................      300           5,831
Royal Dutch Petroleum Co...............................    1,100          60,303
SBC Communications, Inc................................      900          36,000
SAFECO Corp............................................      100           4,544
Sara Lee Corp..........................................      500          27,969
Schering-Plough Corp...................................      300          27,488
Schlumberger Ltd.......................................      300          20,494
Sealed Air Corp. (a)...................................      100           3,675
Sears, Roebuck & Co....................................      400          24,425
Service Corp. International............................      100           4,288
Sprint Corp............................................      300          21,150
State Street Corp......................................      100           6,950
Sun, Inc...............................................      700          27,169
Sun Microsystems, Inc. (a).............................      400          17,375


                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
================================================================================


Description                                                 Shares  Market Value
--------------------------------------------------------------------------------
United States (Continued)
SunAmerica, Inc........................................        300       $17,231
Suntrust Banks, Inc....................................        300        24,394
SUPERVALU, Inc.........................................        300        13,313
TBX Companies, Inc.....................................        400         9,650
TRW, Inc...............................................        100         5,463
Tektronix, Inc.........................................        100         3,538
Tellabs, Inc. (a)......................................        100         7,163
Texas Instruments, Inc.................................        100         5,831
Texas Utilities Co.....................................        200         8,325
Textron, Inc...........................................        100         7,169
Thomas & Betts Corp....................................        400        19,700
Time Warner, Inc.......................................        300        25,631
Torchmark, Inc.........................................        300        13,725
Travelers Group, Inc...................................      1,200        72,750
Tupperware Corp........................................        100         2,812
Tyco International Ltd.................................        700        44,100
USX-Marathon Group.....................................        200         6,863
UST, Inc...............................................      1,200        32,400
US Bancorp.............................................        300        12,900
US USX Steel Group.....................................        700        23,100
Unilever, NV...........................................        200        15,788
US WEST, Inc. (a)......................................        303        14,228
United Technologies Corp...............................        200        18,500
Venator Group, Inc. (a)................................        400         7,650
Viacom, Inc. (a).......................................        300        17,475
Wal-Mart Stores, Inc. (b)..............................      1,600        97,200
Walt Disney Co. (b)....................................        400        42,025
Warner-Lambert Co......................................        700        48,563
Washington Mutual, Inc.................................        100         4,344
Wendy's International, Inc.............................        100         2,350
Williams Companies, Inc................................        100         3,375
Worldcom, Inc. (a).....................................        600        29,063


                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
================================================================================

Description                                                                       Shares  Market Value
------------------------------------------------------------------------------------------------------
United States (Continued)
W.R. Grace and Co. (a)............................................................   600   $    10,238
Xerox Corp........................................................................   300        30,488
                                                                                           -----------
                                                                                             6,269,017
                                                                                           -----------
  Total Common and Preferred Stocks and Equivalents 61.9%.............................      14,942,346
                                                                                           -----------
U. S. Government Obligations 8.7%
U. S. Treasury Bond ($600,000 par, 6.250% coupon, 08/15/23 maturity) (b)..............         642,372
U. S. Treasury Bond ($100,000 par, 8.125% coupon, 08/15/19 maturity) (b)..............         129,062
U. S. Treasury Note ($1,516 par, 3.625% coupon, 07/15/02 maturity)....................           1,500
U. S. Treasury Note ($210,000 par, 3.625% coupon, 01/15/08 maturity) (b)..............         207,572
U. S. Treasury Note ($350,000 par, 6.250% coupon, 10/01/31 maturity) (b)..............         357,273
U. S. Treasury Note ($690,000 par, 7.250% coupon, 05/15/04 maturity) (b)..............         748,492
                                                                                           -----------
  Total U. S. Government Obligations..................................................       2,086,271
                                                                                           -----------
Total Long-Term Investments 70.6%
  (Cost $14,206,601)..................................................................      17,028,617
                                                                                           -----------
Short-Term Investments 29.3%
Commercial Paper 12.8%
State Street Bank & Trust Co. ($3,082,000 par collateralized by
U.S. Government Obligations in a pooled cash account, dated 06/30/98,
to be sold on 07/01/98 at $3,082,428) (b).............................................       3,082,000

U.S. Government Agency Obligations 16.5%
Federal Farm Credit Bank Consolidated Discount Note
($4,000,000 par, 5.400% yield, 07/06/98 maturity) (b).................................       3,997,000
                                                                                           -----------
Total Short-Term Investments
  (Cost $7,079,000)...................................................................       7,079,000
                                                                                           -----------
Total Investments 99.9%
  (Cost $21,285,601)..................................................................      24,107,617

Foreign Currency 0.4% (Various Denominations)
  (Cost $93,418)......................................................................          92,188
Liabilities in Excess of Other Assets (0.3%)..........................................         (65,308)
                                                                                           -----------
Net Assets 100.0%.....................................................................     $24,134,497
                                                                                           ===========

(a) Non-income producing security as this stock currently does not declare dividends.
(b) Assets segregated as collateral for forward purchase commitments.
(c) Related party transactions.

ADR--American Depository Receipt

                                               See Notes to Financial Statements

                      Statement of Assets and Liabilities
                           June 30, 1998 (Unaudited)
================================================================================

Assets:
Total Investments (Cost $21,285,601)....................................................................      $24,107,617
Foreign Currency (Cost $93,418).........................................................................           92,188
Cash....................................................................................................              101
Deposit on Variation Margin.............................................................................           70,375
Receivables:
  Variation Margin on Futures...........................................................................           98,750
  Fund Shares Sold......................................................................................           62,975
  Dividends.............................................................................................           43,722
  Interest..............................................................................................           30,610
  Investments Sold......................................................................................            8,050
Unamortized Organizational Costs........................................................................            2,697
Other...................................................................................................            1,208
                                                                                                              -----------
     Total Assets.......................................................................................       24,518,293
                                                                                                              -----------
Liabilities:
Payables:
  Fund Shares Repurchased...............................................................................          123,020
  Investments Purchased.................................................................................           70,801
  Distributor and Affiliates............................................................................           34,920
  Investment Advisory Fee...............................................................................           18,907
Accrued Expenses........................................................................................           58,083
Forward Commitments and Foreign Currency Contracts......................................................           53,711
Trustees' Deferred Compensation and Retirement Plans....................................................           24,354
                                                                                                              -----------
     Total Liabilities..................................................................................          383,796
                                                                                                              -----------
Net Assets..............................................................................................      $24,134,497
                                                                                                              ===========
Net Assets Consist of:
Capital.................................................................................................      $19,883,974
Net Unrealized Appreciation.............................................................................        2,771,824
Accumulated Net Realized Gain...........................................................................        1,781,576
Accumulated Net Investment Loss.........................................................................         (302,877)
                                                                                                              -----------
Net Assets..............................................................................................      $24,134,497
                                                                                                              ===========
Maximum Offering Price Per Share:
  Class A Shares:
     Net asset value and redemption price per share (Based on net assets of $11,998,461 and 1,068,528 shares of beneficial interest issued
     and outstanding)...................................................................................      $     11.23
     Maximum sales charge (4.75%* of offering price)....................................................              .56
                                                                                                              -----------
     Maximum offering price to public...................................................................      $     11.79
                                                                                                              ===========
  Class B Shares:
     Net asset value and offering price per share (Based on net assets of $10,350,657 and 942,665 shares of beneficial interest issued
     and outstanding)...................................................................................      $     10.98
                                                                                                              ===========
  Class C Shares:
     Net asset value and offering price per share (Based on net assets of
     $1,785,379 and 162,309 shares of beneficial interest issued and outstanding).......................      $     11.00
                                                                                                              ===========
*On sales of $100,000 or more, the sales charge will be reduced.



                                      31       See Notes to Financial Statements


                                            Statement of Operations
                               For the Six Months Ended June 30, 1998 (Unaudited)
=================================================================================================================
Investment Income:
Interest..........................................................................................     $  233,870
Dividends (Net of foreign withholding taxes of $13,503)...........................................        264,169
                                                                                                       ----------
     Total Income.................................................................................        498,039
                                                                                                       ----------
Expenses:
Custody...........................................................................................        128,700
Investment Advisory Fee...........................................................................        117,702
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $14,481, $50,939 and $8,836, respectively)...................................................         74,256
Shareholder Services..............................................................................         49,935
Registration and Filing Fees......................................................................         35,885
Audit.............................................................................................         27,919
Trustees' Fees and Expenses.......................................................................          6,800
Amortization of Organizational Costs..............................................................          1,631
Legal.............................................................................................            905
Other.............................................................................................         51,145
                                                                                                       ----------
     Total Expenses...............................................................................        494,878
                                                                                                       ----------
Net Investment Income.............................................................................     $    3,161
                                                                                                       ==========
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
  Investments.....................................................................................     $1,337,114
  Futures.........................................................................................        342,432
  Forward Commitments.............................................................................        140,733
  Foreign Currency Transactions...................................................................        128,484
                                                                                                       ----------
Net Realized Gain.................................................................................      1,948,763
                                                                                                       ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period.........................................................................      2,108,124
                                                                                                       ----------
  End of the Period:
     Investments..................................................................................      2,822,016
     Futures......................................................................................          8,781
     Forward Commitments..........................................................................         34,848
     Forward Currency Contracts...................................................................        (89,019)
     Foreign Currency Translation.................................................................         (4,802)
                                                                                                       ----------
                                                                                                        2,771,824
                                                                                                       ----------
Net Unrealized Appreciation During the Period.....................................................        663,700
                                                                                                       ----------
Net Realized and Unrealized Gain..................................................................     $2,612,463
                                                                                                       ==========
Net Increase in Net Assets from Operations........................................................     $2,615,624
                                                                                                       ==========

                                       32      See Notes to Financial Statements

                      Statement of Changes in Net Assets
                For the Six Months Ended June 30, 1998 and the
                   Year Ended December 31, 1997 (Unaudited)
================================================================================

                                                                               Six Months Ended          Year Ended
                                                                                  June 30, 1998   December 31, 1997
-------------------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income/Loss..................................................        $     3,161         $  (247,078)
Net Realized Gain...........................................................          1,948,763           2,539,774
Net Unrealized Appreciation/Depreciation During the Period..................            663,700            (471,761)
                                                                                    -----------         -----------
Change in Net Assets from Operations........................................          2,615,624           1,820,935
                                                                                    -----------         -----------
Distributions from Net Investment Income....................................             (3,161)                -0-
Distributions in Excess of Net Investment Income............................            (73,658)                -0-
                                                                                    -----------         -----------
Distributions from and in Excess of Net Investment Income*..................            (76,819)                -0-
Distributions from Net Realized Gain*.......................................           (175,094)         (2,665,787)
                                                                                    -----------         -----------
  Total Distributions.......................................................           (251,913)         (2,665,787)
                                                                                    -----------         -----------
Net Change in Net Assets from Investment
Activities..................................................................          2,363,711            (844,852)
                                                                                    -----------         -----------
From Capital Transactions:
Proceeds from Shares Sold...................................................          1,728,637           6,116,272
Net Asset Value of Shares Issued Through
Dividend Reinvestment.......................................................            236,945           2,487,060
Cost of Shares Repurchased..................................................         (3,188,690)         (4,866,248)
                                                                                    -----------         -----------
Net Change in Net Assets from Capital Transactions..........................         (1,223,108)          3,737,084
                                                                                    -----------         -----------
Total Increase in Net Assets................................................          1,140,603           2,892,232
Net Assets:
Beginning of the Period.....................................................         22,993,894          20,101,662
                                                                                    -----------         -----------
End of the Period (Including accumulated net investment
  loss of $302,877 and $229,219, respectively)..............................        $24,134,497         $22,993,894
                                                                                    ===========         ===========

                                                                               Six Months Ended          Year Ended
*Distributions by Class                                                           June 30, 1998   December 31, 1997
-------------------------------------------------------------------------------------------------------------------
Distributions from and in Excess of Net Investment Income:
  Class A Shares............................................................        $   (76,819)        $       -0-
  Class B Shares............................................................                -0-                 -0-
  Class C Shares............................................................                -0-                 -0-
                                                                                    -----------         -----------
                                                                                    $   (76,819)        $       -0-
                                                                                    ===========         ===========
Distributions from Net Realized Gain:
  Class A Shares............................................................        $   (84,792)        $(1,273,008)
  Class B Shares............................................................            (76,917)         (1,192,389)
  Class C Shares............................................................            (13,385)           (200,390)
                                                                                    -----------         -----------
                                                                                    $  (175,094)        $(2,665,787)
                                                                                    ===========         ===========

                                       33      See Notes to Financial Statements

                             Financial Highlights

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

===============================================================================================================
                                                                                                   May 16, 1994
                                                   Six Months                                     (Commencement
                                                        Ended     Year Ended December 31,         of Investment
                                                     June 30,   ---------------------------      Operations) to
Class A Shares                                       1998 (b)      1997   1996(b)      1995   December 31, 1994
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period .......      $10.162   $10.530   $ 10.15   $  9.19             $  9.44
                                                      -------   -------   -------   -------             -------
    Net Investment Income/Loss .................         .022    (0.088)      -0-       .08                 .10
    Net Realized and Unrealized Gain/Loss ......        1.197     1.014     1.242    1.1375              (.2475)
                                                      -------   -------   -------   -------             -------
Total from Investment Operations ...............        1.219      .926     1.242    1.2175              (.1475)
                                                      -------   -------   -------   -------             -------
Less:
    Distributions from and in Excess of Net
      Investment Income ........................         .072       -0-       -0-     .0775                .075
    Distributions from and in Excess of Net
      Realized Gain ............................         .080     1.294      .862       .18               .0275
                                                      -------   -------   -------   -------             -------
Total Distributions ............................         .152     1.294      .862     .2575               .1025
                                                      -------   -------   -------   -------             -------
Net Asset Value, End of the Period .............      $11.229   $10.162   $10.530   $ 10.15             $  9.19
                                                      =======   =======   =======   =======             =======
Total Return* (a) ..............................       12.15%**   8.94%    12.44%    13.30%              (1.57%)**
Net Assets at End of the Period (In millions) ..      $  12.0   $  11.2   $   8.5   $  15.5             $  11.5
Ratio of Expenses to Average Net Assets* .......        3.84%     3.66%     2.87%     2.79%               2.75%
Ratio of Net Investment Income/Loss to Average
  Net Assets* ..................................         .42%     (.67%)     .00%      .81%               1.54%
Portfolio Turnover .............................         118%**    231%       91%      135%                 50%**

* If certain expenses had not been assumed by
  Van Kampen, total return would have been lower
  and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets ........          N/A       N/A     3.17%     3.68%               2.76%

Ratio of Net Investment Income/Loss to Average
  Net Assets ...................................          N/A       N/A     (.30%)    (.07%)              1.53%

**  Non-Annualized
(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(b) Based on average month-end shares outstanding.
N/A - Not Applicable.

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

============================================================================================================================
                                                                                                                May 16, 1994
                                                                              Year Ended                       (Commencement
                                                                             December 31,                      of Investment
                                         Six Months Ended       -------------------------------------         Operations) to
Class B Shares                          June 30, 1998 (b)           1997       1996 (b)          1995      December 31, 1994
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
   Beginning of the Period..............        $   9.911        $10.379        $ 10.10       $  9.17             $     9.44
                                                ---------        -------        -------       -------             ----------
   Net Investment Income/Loss...........            (.018)         (.146)         (.106)         (.01)                   .01
   Net Realized and Unrealized
     Gain/Loss..........................            1.167           .972          1.247        1.1375                 (.2065)
                                                ---------        -------        -------       -------             ----------
Total from Investment
  Operations............................            1.149           .826          1.141        1.1275                 (.1965)
                                                ---------        -------        -------       -------             ----------
Less:
   Distributions from and in Excess
     of Net Investment Income...........              -0-            -0-            -0-         .0175                   .046
   Distributions from and in Excess
     of Net Realized Gain...............             .080          1.294           .862           .18                  .0275
                                                ---------        -------        -------       -------             ----------
Total Distributions.....................             .080          1.294           .862         .1975                  .0735
                                                ---------        -------        -------       -------             ----------
Net Asset Value,
  End of the Period.....................        $  10.980        $ 9.911        $10.379       $ 10.10             $     9.17
                                                =========        =======        =======       =======             ==========
Total Return* (a).......................            11.72%**        8.10%         11.51%        12.31%                 (2.09%)**
Net Assets at End of the
  Period (In millions)..................        $    10.4        $  10.0        $   9.9       $   8.1             $      7.4
Ratio of Expenses to Average
  Net Assets*...........................             4.58%          4.42%          3.76%         3.73%                  3.92%
Ratio of Net Investment Income/
  Loss to Average Net Assets*...........             (.35%)        (1.45%)        (1.01%)        (.09%)                  .13%
Portfolio Turnover......................              118%**         231%            91%          135%                    50%**

*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average
  Net Assets............................              N/A            N/A           4.06%          4.61%                 3.93%

Ratio of Net Investment Income/
  Loss to Average Net Assets............              N/A            N/A          (1.30%)         (.97%)                 .12%

**  Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Based on average month-end shares outstanding.

N/A - Not Applicable.

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

========================================================================================================================
                                                                                                            May 16, 1994
                                                                            Year Ended                     (Commencement
                                                                           December 31,                    of Investment
                                         Six Months Ended       ----------------------------------        Operations) to
Class C Shares                          June 30, 1998 (b)          1997       1996 (b)        1995     December 31, 1994
------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
   Beginning of the Period...................   $   9.927       $10.395        $ 10.12     $  9.20            $     9.44
                                                ---------       -------        -------     -------            ----------
   Net Investment Income/Loss................       (.019)       (0.139)         (.104)       (.02)                  .05
   Net Realized and Unrealized
   Gain/Loss.................................       1.172          .965          1.241      1.1375                (.2165)
                                                ---------       -------        -------     -------            ----------
Total from Investment
  Operations.................................       1.153          .826          1.137      1.1175                (.1665)
                                                ---------       -------        -------     -------            ----------
Less:
   Distributions from and in Excess
     of Net Investment Income................         -0-           -0-            -0-       .0175                  .046
   Distributions from and in Excess
     of Net Realized Gain....................        .080         1.294           .862         .18                 .0275
                                                ---------       -------        -------     -------            ----------
Total Distributions..........................        .080         1.294           .862       .1975                 .0735
                                                ---------       -------        -------     -------            ----------
Net Asset Value,
  End of the Period..........................   $  11.000       $ 9.927        $10.395     $ 10.12            $     9.20
                                                =========       =======        =======     =======            ==========
Total Return* (a)............................      11.69%**       8.09%         11.49%      12.16%                (1.77%)**
Net Assets at End of the
  Period (In millions).......................   $     1.8       $   1.7        $   1.7     $   1.9            $      1.3
Ratio of  Expenses to Average
  Net Assets*................................       4.63%         4.46%          3.78%       3.79%                 3.36%
Ratio of Net Investment Income/
  Loss to Average Net Assets*................       (.37%)       (1.50%)         (.99%)      (.18%)                 .80%
Portfolio Turnover...........................        118%**        231%            91%        135%                   50%**

*If certain expenses had not been assumed by Van Kampen,
  total return would have been lower and the ratios
  would have been as follows:
Ratio of Expenses
  to Average Net Assets......................         N/A           N/A          4.07%       4.67%                 3.38%

Ratio of Net Investment Income/
  Loss to Average Net Assets.................         N/A           N/A         (1.28%)     (1.06%)                 .78%

**  Non-Annualized
(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(b) Based on average month-end shares outstanding.
N/A - Not Applicable.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           June 30, 1998 (Unaudited)
================================================================================

1. Significant Accounting Policies

Van Kampen Global Managed Assets Fund, formerly the Van Kampen American Capital Global Managed Assets Fund, (the "Fund") is organized as a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek total return through a managed balance of foreign and domestic equity and debt securities. The Fund commenced investment operations on May 16, 1994, with three classes of beneficial interest, Class A, Class B and Class C shares.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at their last quoted bid price. Fixed income securities are stated at value using market quotations. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. Security Transactions--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

                           June 30, 1998 (Unaudited)
================================================================================

C. Income and Expenses--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Accordingly, original issue discounts on debt securities purchased are amortized over the life of the security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. Foreign Currency Translation--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars based on quoted exchange rates as of noon Eastern Time. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions.

E. Organizational Costs--The Fund has reimbursed Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $15,000. These costs are being amortized on a straight line basis over the 60-month period ending May 15, 1999. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

F. Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

  At June 30, 1998, for federal income tax purposes cost of long- and short-term investments, including foreign currencies, is $21,436,867, the aggregate gross unrealized appreciation is $3,378,444 and the aggregate gross unrealized depreciation is $664,468, resulting in net unrealized appreciation including open futures, forward commitments, forward currency contracts and foreign currency translation of other assets and liabilities of $2,713,976.

  Net realized gains or losses may differ for financial purposes primarily as a result of wash sales and the mark to market of passive foreign investment companies at June 30, 1998.

                           June 30, 1998 (Unaudited)
================================================================================

G. Distribution of Income and Gains--The Fund declares and pays dividends annually from net investment income and from net realized gains on securities, if any. Net investment income for federal income tax purposes includes gains and losses realized on certain transactions in foreign currencies. These realized gains and losses are included as net realized gains or losses for financial reporting purposes.

2. Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly. The Adviser has entered into a subadvisory agreement with Morgan Stanley Asset Management Inc. (the "Subadviser"), who provides advisory services to the Fund and the Adviser with respect to the Fund's investment in foreign securities. Investment advisory fees are calculated monthly, based on the average daily net assets of the Fund at the annual rate of 1.00%. The Adviser pays 50% of its investment advisory fee to the Subadviser.

  For the six months ended June 30, 1998, the Fund recognized expenses of approximately $900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

  For the six months ended June 30, 1998, the Fund recognized expenses of approximately $12,100 representing Van Kampen's cost of providing accounting services to the Fund.

  Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 1998, the Fund recognized expenses of approximately $50,800. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

  Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

  The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

                           June 30, 1998 (Unaudited)
================================================================================

  During the period, the Fund owned shares of the following Morgan Stanley Funds which were managed by the Subadviser:

                                                                    Transactions
                                                               During the Period
                                                           ---------------------
                                        % of Net Assets      Cost of    Proceeds
                                       at June 30, 1998    Purchases    of Sales
================================================================================
Latin American Discovery Fund.........       .50%                -0-         -0-
Morgan Stanley Asia Pacific Fund......       .17%                -0-         -0-

     At June 30, 1998, Van Kampen owned 10,604, 53 and 53 shares of Classes A, B and C of the Fund, respectively.

3. Capital Transactions

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

  At June 30, 1998, capital aggregated $9,518,554, $8,882,195 and $1,483,225 for
Classes A, B and C, respectively. For the six months ended June 30, 1998, transactions were as follows:

                                                     Shares           Value
                                                   --------     -----------
Sales:
  Class A.......................................     99,090     $ 1,084,864
  Class B.......................................     40,986         440,338
  Class C.......................................     19,034         203,435
                                                   --------     -----------
Total Sales.....................................    159,110     $ 1,728,637
                                                   ========     ===========
Dividend Reinvestment:
  Class A.......................................     14,056     $   155,316
  Class B.......................................      6,469          69,995
  Class C.......................................      1,073          11,634
                                                   --------     -----------
Total Dividend Reinvestment.....................     21,598     $   236,945
                                                   ========     ===========
Repurchases:
  Class A.......................................   (149,952)    $(1,613,821)
  Class B.......................................   (118,017)     (1,242,871)
  Class C.......................................    (31,041)       (331,998)
                                                   --------     -----------
Total Repurchases...............................   (299,010)    $(3,188,690)
                                                   ========     ===========

                           June 30, 1998 (Unaudited)
================================================================================

  At December 31, 1997, capital aggregated $9,892,195, $9,614,733 and $1,600,154 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                    Shares             Value
===============================================================================
Sales:
  Class A.......................................     326,563        $ 3,557,326
  Class B.......................................     182,617          1,967,735
  Class C.......................................      54,786            591,211
                                                   ---------        -----------
Total Sales.....................................     563,966        $ 6,116,272
                                                   =========        ===========
Dividend Reinvestment:
  Class A.......................................     122,002        $ 1,233,093
  Class B.......................................     110,121          1,086,423
  Class C.......................................      16,955            167,544
                                                   ---------        -----------
Total Dividend Reinvestment.....................     249,078        $ 2,487,060
                                                   =========        ===========
Repurchases:
  Class A.......................................    (151,742)       $(1,673,088)
  Class B.......................................    (233,838)        (2,537,474)
  Class C.......................................     (60,449)          (655,686)
                                                   ---------        -----------
Total Repurchases...............................    (446,029)       $(4,866,248)
                                                   =========        ===========


  Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                         Contingent Deferred
                                                             Sales Charge
                                                    ---------------------------
Year of Redemption                                  Class B             Class C
===============================================================================
First............................................    4.00%                 1.00%
Second...........................................    4.00%                 None
Third............................................    3.00%                 None
Fourth...........................................    2.50%                 None
Fifth............................................    1.50%                 None
Sixth and Thereafter.............................    None                  None

                           June 30, 1998 (Unaudited)
================================================================================

  For the six months ended June 30, 1998, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $1,400 and CDSC on the redeemed shares of approximately $11,800. Sales charges do not represent expenses of the Fund.


4. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and forward commitments, were $19,946,869 and $20,920,731, respectively.

5. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

  The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, manage the portfolio's effective yield, foreign currency exposure, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities.

  Summarized on the following pages are the specific types of derivative financial instruments used by the Fund.


Forward Purchase Commitments
The Fund trades certain securities under the terms of forward commitments, whereby the settlement occurs at a specific future date. Forward commitments are privately negotiated transactions between the Fund and dealers. While forward commitments are outstanding, the Fund maintains sufficient collateral of cash or securities in a segregated account with its custodian. The commitments are marked to market on a daily basis with changes in value reflected as a component of unrealized appreciation or depreciation on forwards. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

                           June 30, 1998 (Unaudited)
================================================================================

  The following forward purchase commitments were outstanding as of June 30, 1998:

Par Amount
in Local                                                                                   Unrealized
Currency                                                                                 Appreciation/
(000)            Description                                     Coupon      Maturity     Depreciation
------------------------------------------------------------------------------------------------------
                 Australia (Commonwealth)
175--AUD         Settlement 07/30/98..........................    7.500%     07/15/05    $         385
200--AUD         Settlement 08/13/98..........................    9.000      09/15/04              809
150--AUD         Settlement 10/22/98..........................   12.000      11/15/01              940

                 Canada (Government of)
100--CAD         Settlement 08/13/98..........................    9.750      06/01/21            1,931
150--CAD         Settlement 09/24/98..........................    8.750      12/01/05             (680)

                 Denmark (Kingdom of)
1,400--DKK       Settlement 10/07/98..........................    8.000      03/15/06             (135)

                 Germany (Federal Republic of)
100--DEM         Settlement 09/24/98..........................    6.000      01/04/07             (197)

                 Germany Unity (Republic of)
300--DEM         Settlement 08/06/98..........................    8.000      01/21/02            1,895
400--DEM         Settlement 08/13/98..........................    8.000      01/21/02            1,650

                 Germany (Treuhandanstalt)
1,650--DEM       Settlement 08/06/98..........................    7.500      09/09/04           14,088
250--DEM         Settlement 08/20/98..........................    7.000      11/25/99              348

                 Italy (Republic of)
500,000--ITL     Settlement 08/13/98..........................    9.500      02/01/06            5,367

                 Japan
25,000--JPY      Settlement 08/13/98..........................    3.400      03/22/04            1,341

                 Sweden (Kingdom of)
3,100--SEK       Settlement 08/13/98..........................    6.000      02/09/05            9,519

                 United Kingdom
275--GBP         Settlement 08/06/98..........................    7.750      09/08/06           (2,413)
                                                                                         -------------
                 Total Forward Purchase Commitments
                 (Cost $3,992,720)............................                           $      34,848
                                                                                         =============

Closed but Unsettled Forward Commitments

In certain situations, the Fund has entered into closing transactions for outstanding forward commitments prior to settlement of the obligation. In doing so, the Fund realizes a gain or loss on

                           June 30, 1998 (Unaudited)
================================================================================

the transaction at the time the forward commitment is closed. However, settlement of both the purchase and sale is still scheduled to occur in the denominated foreign currency at a future date. The net foreign currency difference on the trade is marked to market daily and included as a component of unrealized appreciation/depreciation on forwards.

     The following closed but unsettled forward transactions were still outstanding as of June 30, 1998.


                                             Local Currency
                                        ------------------------     US$ Net      Unrealized
Description/Currency                    Receivable       Payable    Receivable       Loss
============================================================================================
Japan -- Yen
(35,000,000 par, 5.500%, 03/20/02)      41,471,500    41,421,195       $378          $15

Forward Currency Contracts

A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on forwards. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     The following forward currency contracts were outstanding as of June 30, 1998:

                                                                      Unrealized
                                                         Current   Appreciation/
Description                                                Value    Depreciation
================================================================================
Long Contracts
Australian Dollar,
  130,000 expiring 07/21/98..........................   $ 80,723        $(4,284)
British Pound Sterling,
  290,000 expiring 07/17/98..........................    483,768         12,518
  113,000 expiring 07/29/98..........................    188,380            (70)
Canadian Dollar,
  110,000 expiring 07/17/98..........................     74,780         (1,707)
  335,000 expiring 07/17/98..........................    227,740         (3,614)
Danish Krone,
  1,535,000 expiring 07/22/98........................    223,649         (3,422)
French Franc,
  452,277 expiring 08/17/98..........................     75,025         (1,927)


                   Notes to Financial Statements (Continued)

                           June 30, 1998 (Unaudited)
================================================================================
                                                                      Unrealized
                                                         Current   Appreciation/
Description                                                Value    Depreciation
--------------------------------------------------------------------------------
Long Contracts (Continued)
German Mark,
  76,793 expiring 07/09/98.......................     $   42,605       $ (1,057)
  175,000 expiring 07/13/98......................         97,114           (964)
  600,000 expiring 07/13/98......................        332,961         (7,426)
  950,000 expiring 07/13/98......................        527,189         (8,385)
  250,000 expiring 07/13/98......................        138,734           (475)
  361,446 expiring 07/13/98......................        200,604         (2,222)
  855,000 expiring 07/13/98......................        474,470         (4,944)

Hong Kong Dollar,
  1,546,031 expiring 08/12/98....................        198,779              9

Italian Lira,
  174,522,400 expiring 07/15/98..................         98,249           (316)
  24,500,000 expiring 07/20/98...................         13,794            (82)
  690,000,000 expiring 07/20/98..................        388,470         (3,386)
  343,519,400 expiring 08/06/98..................        193,453         (2,547)

Japanese Yen,
  80,000,000 expiring 07/16/98...................        579,965        (21,539)
  25,000,000 expiring 07/16/98...................        181,239         (1,160)
  11,487,000 expiring 08/19/98...................         83,684         (3,833)

Malaysian Ringgit,
  41,040 expiring 08/04/98.......................          9,720            720
  279,960 expiring 08/04/98......................         66,309         (2,817)

Swedish Krona,
  2,300,000 expiring 07/14/98....................        288,525        (14,956)
                                                      ----------       ---------
                                                      $5,269,929        (77,886)
                                                      ==========       ---------
Short Contracts
Canadian Dollar,
  150,000 expiring 07/17/98......................     $  101,973            165

French Franc,
  63,362 expiring 08/04/98.......................         10,503             88
  774,000 expiring 09/16/98......................        128,611            (40)

German Mark,
  76,793 expiring 07/09/98.......................         42,605           (605)
  322,218 expiring 09/18/98......................        179,510            490
  321,921 expiring 10/02/98......................        179,488            512
  320,013 expiring 10/16/98......................        178,563          1,437



                   Notes to Financial Statements (Continued)

                           June 30, 1998 (Unaudited)
================================================================================
                                                                      Unrealized
                                                       Current     Appreciation/
Description                                             Value       Depreciation
--------------------------------------------------------------------------------
Short Contracts (Continued)
Hong Kong Dollar,
  1,546,031 expiring 08/12/98....................   $  198,779         $    221
Italian Lira,
  174,522,400 expiring 07/15/98..................       98,248           (1,248)
Japanese Yen,
  20,000,000 expiring 07/16/98...................      144,991           (7,629)
  7,004,204 expiring 08/26/98....................       51,076            1,326
  26,694,000 expiring 09/10/98...................      195,077              484
  21,776,000 expiring 09/21/98...................      159,392              608
  15,757,440 expiring 09/28/98...................      115,456              544
  3,339,000 expiring 09/28/98....................       24,465             (780)
  18,151,040 expiring 10/19/98...................      133,408           (5,408)
Malaysian Ringgit,
  321,000 expiring 08/04/98......................       76,030           (5,714)
Swiss Franc,
  300,000 expiring 07/15/98......................      198,411            4,416
                                                    ----------         ---------
                                                    $2,216,586          (11,133)
                                                    ==========         ---------
                                                                       $(89,019)
                                                                       =========

                           June 30, 1998 (Unaudited)
================================================================================

Futures Contracts

A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are periodically received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract could be in excess of the variation margin reflected on the Statement of Assets and Liabilities.

     Transactions in futures contracts for the six months ended June 30, 1998, were as follows:

                                                                      Contracts
================================================================================
Outstanding at December 31, 1997....................................         19
Futures Opened......................................................         58
Futures Closed......................................................        (70)
                                                                        --------
Outstanding at June 30, 1998........................................          7
                                                                        ========

                           June 30, 1998 (Unaudited)
================================================================================

     The futures contracts outstanding as of June 30, 1998, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                              Unrealized
                                                                           Appreciation/
                                                              Contracts     Depreciation
========================================================================================
FSTE 100
  September 1998--Long Contracts
  (Current Notional Value of 58,910 GBP per contract)..............   2         $  (595)
S&P 500 Index Futures
  September 1998--Long Contracts
  (Current Notional Value of $285,750 per contract)................   3           5,163
Matif CAC 40
  September 1998--Long Contracts
  (Current Notional Value of 848,700 FFR per contract).............   1             414
MIB 30 Index
  September 1998--Long Contracts
  (Current Notional Value of 340,140,000 ITL per contract).........   1           3,799
                                                                 ------         -------
                                                                      7         $ 8,781
                                                                 ======         =======

6. Distribution and Service Plans

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

     Annual fees under the Plans of up to .25% for Class A and 1.00% each for Class B and Class C shares are accrued daily. Included in these fees for the six months ended June 30, 1998, are payments retained by Van Kampen of approximately $43,200.

                     VAN KAMPEN GLOBAL MANAGED ASSETS FUND

Board of Trustees

J. Miles Branagan
Richard M. DeMartini*
Linda Hutton Heagy
R. Craig Kennedy
Jack E. Nelson
Don G. Powell*
Phillip B. Rooney
Fernando Sisto
Wayne W. Whalen* -- Chairman

Officers

Dennis J. McDonnell*
 President
Ronald A. Nyberg*
 Vice President and Secretary
Edward C. Wood, III*
 Vice President and Chief Financial Officer
Curtis W. Morell*
 Vice President and Chief Accounting Officer
John L. Sullivan*
 Treasurer
Tanya M. Loden*
 Controller
Peter W. Hegel*
Paul R. Wolkenberg*
 Vice Presidents

Investment Adviser

Van Kampen Asset Management Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Investment Subadviser

Morgan Stanley Asset Management Inc.
1585 Broadway
New York, New York 10036

Distributor

Van Kampen Funds Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Shareholder Servicing Agent

Van Kampen Investor Services Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256

Custodian

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

Independent Accountants

PricewaterhouseCoopers LLP
200 E. Randolph Drive
Chicago, Illinois 60601



* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.
(C)   Van Kampen Funds Inc., 1998 All rights reserved.
/SM/  denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1998, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

Van Kampen Funds Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181